Exhibit 99.2
Quarterly Financial Supplement
Second Quarter 2026
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Laura Cockrill
Chesterfield, Missouri 63017 U.S.A.		EVP, Chief Financial Officer
Phone: (636) 736-7000
e-mail: lcockrill@rgare.com

Crystal Lu
Senior Vice President, Investor Relations
Phone: (636) 736-7000
e-mail: crystal.lu@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company	AA-	A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2026

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current vs.	Year-to-Date
(USD millions, except in force and per share and shares data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change

Net premiums	$4,472	$4,595	$4,780	$4,280	$4,151	$321	$9,067	$8,170	$897
Net income available to RGA’s shareholders	462	330	463	253	180	282	792	466	326
Adjusted operating income	586	462	515	310	315	271	1,048	693	355
Adjusted operating income excluding notable items (1)	586	462	515	424	315	271	1,048	693	355
Return on equity	11.5%	9.7%	9.7%	7.4%	7.0%	4.5%
Adjusted operating return on equity (excluding AOCI)	17.4%	15.2%	14.7%	13.2%	12.7%	4.7%
Adjusted operating return on equity (excluding AOCI and notable items (1))	18.4%	16.2%	15.7%	14.2%	14.3%	4.1%
Adjusted operating return on equity (excluding AOCI, B36, and notable items (1))	18.3%	16.1%	15.6%	14.1%	14.2%	4.1%
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$7.07	$5.04	$7.07	$3.85	$2.72	$4.35	$12.11	$7.05	$5.06
Adjusted operating income	$8.96	$7.05	$7.85	$4.71	$4.76	$4.20	$16.01	$10.50	$5.51
Adjusted operating income excluding notable items (1)	$8.96	$7.05	$7.85	$6.43	$4.76	$4.20	$16.01	$10.50	$5.51
Diluted earnings per share
Net income	$7.01	$4.98	$6.97	$3.81	$2.70	$4.31	$11.99	$6.97	$5.02
Adjusted operating income	$8.89	$6.97	$7.75	$4.66	$4.72	$4.17	$15.86	$10.38	$5.48
Adjusted operating income excluding notable items (1)	$8.89	$6.97	$7.75	$6.37	$4.72	$4.17	$15.86	$10.38	$5.48
Weighted average common shares outstanding
Basic	65,415	65,489	65,556	65,867	66,088	(673)	65,451	66,048	(597)
Diluted	65,916	66,226	66,428	66,508	66,731	(815)	66,068	66,793	(725)

Book value per share	$209.73	$202.93	$205.63	$197.52	$182.37	$27.36	$209.73	$182.37	$27.36
Book value per share, excluding AOCI	$173.77	$167.60	$164.66	$158.67	$155.87	$17.90	$173.77	$155.87	$17.90
Book value per share, excluding AOCI and B36	$174.11	$167.92	$165.50	$159.83	$156.63	$17.48	$174.11	$156.63	$17.48

Shareholders’ dividends paid	$61	$61	$61	$61	$59	$2	$122	$118	$4
Share buybacks	50	50	50	75	—	50	100	—	100
Total returned to shareholders	$111	$111	$111	$136	$59	$52	$222	$118	$104
Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	20,019	19,802	19,847	19,602	19,219	800	20,019	19,219	800
Common shares outstanding	65,292	65,509	65,464	65,709	66,092	(800)	65,292	66,092	(800)

Assumed life reinsurance in force (in billions)	$4,341.6	$4,342.8	$4,334.6	$4,320.8	$4,091.3	$250.3
Assumed new business production (in billions)	$129.7	$150.6	$149.9	$341.0	$110.9	$18.8	$280.3	$242.6	$37.7

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$4,472	$4,595	$4,780	$4,280	$4,151	$321	$9,067	$8,170	$897
Net investment income	1,864	1,701	1,691	1,475	1,408	456	3,565	2,640	925
Investment related gains (losses), net	(76)	(170)	(135)	13	(44)	(32)	(246)	(123)	(123)
Other revenue	377	368	299	436	84	293	745	172	573
Total revenues	6,637	6,494	6,635	6,204	5,599	1,038	13,131	10,859	2,272
Benefits and expenses:
Claims and other policy benefits	4,478	4,621	4,772	4,356	4,045	433	9,099	7,867	1,232
Future policy benefits remeasurement (gains) losses	6	(7)	(97)	85	68	(62)	(1)	12	(13)
Market risk benefits remeasurement (gains) losses	(26)	22	(3)	(1)	(17)	(9)	(4)	12	(16)
Interest credited	617	480	475	547	314	303	1,097	613	484
Policy acquisition costs and other insurance expenses	508	512	500	471	433	75	1,020	850	170
Other operating expenses	348	326	380	328	325	23	674	625	49
Interest expense	101	99	98	98	90	11	200	170	30
Total benefits and expenses	6,032	6,053	6,125	5,884	5,258	774	12,085	10,149	1,936
Income before income taxes	605	441	510	320	341	264	1,046	710	336
Provision for income taxes	141	110	45	65	160	(19)	251	241	10
Net income	464	331	465	255	181	283	795	469	326
Net income attributable to noncontrolling interest	2	1	2	2	1	1	3	3	—
Net income available to RGA’s shareholders	$462	$330	$463	$253	$180	$282	$792	$466	$326
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$605	$441	$510	$320	$341	$264	$1,046	$710	$336
Investment and derivative (gains) losses (1)	181	198	197	(1)	77	104	379	148	231
Market risk benefits remeasurement (gains) losses	(26)	22	(3)	(1)	(17)	(9)	(4)	12	(16)
Change in fair value of funds withheld embedded derivatives (1)	1	(44)	(27)	33	(3)	4	(43)	8	(51)
Funds withheld (gains) losses - investment income	10	(4)	(2)	19	(2)	12	6	(2)	8
Derivatives - interest credited	—	3	2	1	2	(2)	3	12	(9)
Investment (income) loss on unit-linked variable annuities	—	1	(1)	1	—	—	1	—	1
Interest credited on unit-linked variable annuities	—	(1)	1	(1)	—	—	(1)	—	(1)
Interest expense on uncertain tax positions	—	1	—	—	—	—	1	—	1
Other (2)	(10)	(6)	(1)	14	23	(33)	(16)	18	(34)
Adjusted operating income before income taxes	761	611	676	385	421	340	1,372	906	466
Notable items (3)	—	—	—	(149)	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$761	$611	$676	$534	$421	$340	$1,372	$906	$466

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$462	$330	$463	$253	$180	$282	$792	$466	$326
Investment and derivative (gains) losses (1)	141	157	155	(2)	64	77	298	117	181
Market risk benefits remeasurement (gains) losses	(20)	17	(3)	—	(14)	(6)	(3)	9	(12)
Change in fair value of funds withheld embedded derivatives (1)	1	(35)	(21)	26	(3)	4	(34)	6	(40)
Funds withheld (gains) losses - investment income	8	(3)	(1)	15	(2)	10	5	(2)	7
Derivatives - interest credited	—	2	2	1	1	(1)	2	9	(7)
Investment (income) loss on unit-linked variable annuities	—	1	(1)	1	—	—	1	—	1
Interest credited on unit-linked variable annuities	—	(1)	1	(1)	—	—	(1)	—	(1)
Interest expense on uncertain tax positions	—	1	—	—	—	—	1	—	1
Other (2)	(8)	(5)	(1)	11	18	(26)	(13)	14	(27)
Uncertain tax positions and other tax related items	—	(3)	(81)	4	70	(70)	(3)	71	(74)
Net income attributable to noncontrolling interest	2	1	2	2	1	1	3	3	—
Adjusted operating income	586	462	515	310	315	271	1,048	693	355
Notable items (3)	—	—	—	(114)	—	—	—	—	—
Adjusted operating income excluding notable items	$586	$462	$515	$424	$315	$271	$1,048	$693	$355

Diluted earnings per share - adjusted operating income	$8.89	$6.97	$7.75	$4.66	$4.72	$4.17	$15.86	$10.38	$5.48
Diluted earnings per share - adjusted operating income excluding notable items	$8.89	$6.97	$7.75	$6.37	$4.72	$4.17	$15.86	$10.38	$5.48

Foreign currency effect on (4):
Net premiums	$(2)	$103	$42	$29	$45	$(47)	$101	$(15)	$116
Adjusted operating income before income taxes	$(7)	$17	$8	$3	$9	$(16)	$10	$1	$9

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025
Assets
Fixed maturity securities available-for-sale, at fair value	$109,270	$107,328	$101,769	$99,573	$86,043
Equity securities	302	300	311	161	155
Mortgage loans	11,927	11,318	11,104	10,507	10,057
Policy loans	3,635	3,703	3,541	3,570	1,294
Funds withheld at interest	8,140	8,390	8,149	8,268	7,115
Limited partnerships and real estate joint ventures	4,109	4,093	3,747	3,648	3,338
Short-term investments	378	357	346	381	502
Other invested assets	1,585	1,525	1,514	1,496	1,397
Total investments	139,346	137,014	130,481	127,604	109,901
Cash and cash equivalents	5,288	4,993	4,168	4,625	5,416
Accrued investment income	1,389	1,361	1,296	1,275	1,089
Premiums receivable and other reinsurance balances	4,735	4,259	4,475	4,035	4,202
Reinsurance ceded receivables and other	6,700	6,743	7,175	5,758	5,386
Deferred policy acquisition costs and other	6,383	6,191	6,079	5,954	5,823
Other assets	3,274	3,503	2,916	2,752	1,662
Total assets	$167,115	$164,064	$156,590	$152,003	$133,479
Liabilities and equity
Future policy benefits	$73,032	$72,308	$66,425	$66,389	$63,531
Interest-sensitive contract liabilities	56,085	53,540	52,095	49,634	37,158
Market risk benefits, at fair value	232	249	234	238	233
Other policy claims and benefits	3,018	3,051	3,011	3,032	3,016
Other reinsurance balances	1,645	1,495	1,888	1,600	1,353
Income taxes	3,207	3,182	2,998	2,591	2,454
Funds withheld payable	6,394	6,494	6,805	5,277	4,816
Other liabilities	4,009	4,256	3,873	4,440	3,041
Long-term debt	5,709	6,105	5,710	5,734	5,734
Total liabilities	153,331	150,680	143,039	138,935	121,336
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,678	2,661	2,640	2,628	2,624
Retained earnings	10,774	10,375	10,151	9,757	9,563
Treasury stock	(2,107)	(2,057)	(2,013)	(1,960)	(1,887)
Accumulated other comprehensive income, net of income taxes (AOCI):
Accumulated currency translation adjustment	119	101	121	83	130
Unrealized (depreciation) appreciation of securities	(6,097)	(6,466)	(4,807)	(4,199)	(4,897)
Effect of updating discount rates on future policy benefits	8,328	8,680	7,372	6,682	6,533
Change instrument-specific credit risk for market risk benefits	—	4	2	1	3
Pension and postretirement benefits	(2)	(5)	(6)	(15)	(17)
Total RGA, Inc. shareholders’ equity	13,694	13,294	13,461	12,978	12,053
Noncontrolling interest	90	90	90	90	90
Total equity	13,784	13,384	13,551	13,068	12,143
Total liabilities and equity	$167,115	$164,064	$156,590	$152,003	$133,479
Total RGA, Inc. shareholders’ equity, excluding AOCI	$11,346	$10,980	$10,779	$10,426	$10,301

See appendix for reconciliation of total shareholders’ equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$1,961	$1,932	$2,104	$1,883	$2,019	$(58)	$3,893	$3,940	$(47)
Net investment income	302	288	299	282	285	17	590	553	37
Investment related gains (losses), net	32	(12)	5	14	12	20	20	6	14
Other revenue	26	7	17	11	4	22	33	12	21
Total revenues	2,321	2,215	2,425	2,190	2,320	1	4,536	4,511	25

Benefits and expenses:
Adjusted claims and other policy benefits	1,818	1,777	1,945	1,769	1,922	(104)	3,595	3,695	(100)
Future policy benefits remeasurement (gains) losses	(21)	(6)	(69)	(46)	74	(95)	(27)	49	(76)
Adjusted interest credited	74	22	48	61	37	37	96	66	30
Policy acquisition costs and other insurance expenses	223	223	209	209	223	—	446	442	4
Other operating expenses	62	61	70	61	60	2	123	115	8
Total benefits and expenses	2,156	2,077	2,203	2,054	2,316	(160)	4,233	4,367	(134)

Adjusted operating income before income taxes	165	138	222	136	4	161	303	144	159
Notable items (1)	—	—	—	39	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$165	$138	$222	$97	$4	$161	$303	$144	$159

Loss and expense ratios:
Loss ratio (2)	91.6%	91.7%	89.2%	91.5%	98.9%	(7.3)%	91.7%	95.0%	(3.3)%
Policy acquisition costs and other insurance expenses	11.4%	11.5%	9.9%	11.1%	11.0%	0.4%	11.5%	11.2%	0.3%
Other operating expenses	3.2%	3.2%	3.3%	3.2%	3.0%	0.2%	3.2%	2.9%	0.3%

Foreign currency effect on (3):
Net premiums	$3	$5	$3	$1	$(4)	$7	$8	$(11)	$19
Adjusted operating income (loss) before income taxes	$—	$1	$—	$—	$1	$(1)	$1	$(1)	$2

Assumed Life Reinsurance In Force (in billions)	$1,929.8	$1,900.2	$1,893.4	$1,860.7	$1,854.7	$75.1
Assumed New Business Production (in billions)	$61.7	$47.8	$75.3	$52.8	$46.0	$15.7	$109.5	$82.3	$27.2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$210	$320	$443	$227	$(5)	$215	$530	$104	$426
Net investment income	586	564	561	476	371	215	1,150	708	442
Investment related gains (losses), net	51	(16)	12	16	—	51	35	—	35
Other revenue	280	279	204	351	53	227	559	103	456
Total revenues	1,127	1,147	1,220	1,070	419	708	2,274	915	1,359

Benefits and expenses:
Adjusted claims and other policy benefits	498	597	709	511	76	422	1,095	276	819
Future policy benefits remeasurement (gains) losses	(7)	14	4	2	(1)	(6)	7	(3)	10
Adjusted interest credited	339	264	241	324	130	209	603	253	350
Policy acquisition costs and other insurance expenses	121	131	133	111	93	28	252	177	75
Other operating expenses	22	23	30	22	24	(2)	45	48	(3)
Total benefits and expenses	973	1,029	1,117	970	322	651	2,002	751	1,251

Adjusted operating income before income taxes	154	118	103	100	97	57	272	164	108
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$154	$118	$103	$100	$97	$57	$272	$164	$108

Assumed Life Reinsurance In Force (in billions)	$199.7	$203.0	$204.7	$207.7	$9.4	$190.3
Assumed New Business Production (in billions)	$—	$0.9	$—	$204.1	$—	$—	$0.9	$—	0.9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025
Policyholder account balances

Fixed annuities (deferred)	$11,598	$11,213	$10,868	$10,569	$10,473
Equity-indexed annuities	$1,443	$1,514	$1,587	$1,668	$1,748
Bank-owned life insurance (BOLI) and universal life	$10,878	$11,002	$11,118	$11,130	$1,997
Other policyholder account balances	$—	$34	$36	$45	$45

Variable annuities account balances
No riders	$633	$594	$614	$598	$605
GMDB only	863	834	834	781	784
GMIB only	15	17	18	17	17
GMAB only	1	1	1	1	1
GMWB only	804	751	802	802	802
GMDB / WB	145	138	147	149	149
Other	11	12	14	13	13
Total variable annuities account balances	$2,472	$2,347	$2,430	$2,361	$2,371

Variable universal life account value	$13,923	$13,789	$14,262	$14,132	$—

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$4,068	$3,473	$3,406	$2,781	$1,265

Future policy benefits (at original discount rate) associated with:
Payout annuities	$7,411	$7,478	$7,051	$8,266	$8,734
Other future policy benefits	$811	$826	$672	$684	$—
Variable universal life account value	$—	$50	$54	$62	$62

Liability for market risk benefits:

Equity-indexed annuities	$183	$182	$180	$181	$173
Variable annuities (liability)	$49	$67	$54	$57	$60
Variable annuities (asset)	$19	$15	$19	$19	$17

Net interest spread (1)	1.2%	1.0%	1.8%	1.2%	1.2%
(1) Net interest spread for Asset-Intensive is calculated as net investment income less Adjusted interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$348	$339	$347	$326	$339	$9	$687	$658	$29
Net investment income	65	62	69	69	66	(1)	127	131	(4)
Investment related gains, net	2	1	1	2	—	2	3	1	2
Other revenue	—	1	—	1	1	(1)	1	—	1
Total revenues	415	403	417	398	406	9	818	790	28

Benefits and expenses:
Adjusted claims and other policy benefits	328	316	306	307	318	10	644	613	31
Future policy benefits remeasurement (gains) losses	(2)	(1)	(2)	(8)	2	(4)	(3)	5	(8)
Adjusted interest credited	—	—	—	1	—	—	—	—	—
Policy acquisition costs and other insurance expenses	39	36	44	43	43	(4)	75	84	(9)
Other operating expenses	12	14	15	12	15	(3)	26	28	(2)
Total benefits and expenses	377	365	363	355	378	(1)	742	730	12

Adjusted operating income before income taxes	38	38	54	43	28	10	76	60	16
Notable items (1)	—	—	—	9	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$38	$38	$54	$34	$28	$10	$76	$60	$16

Loss and expense ratios:
Loss ratio (2)	93.7%	92.9%	87.6%	91.7%	94.4%	(0.7)%	93.3%	93.9%	(0.6)%
Policy acquisition costs and other insurance expenses	11.2%	10.6%	12.7%	13.2%	12.7%	(1.5)%	10.9%	12.8%	(1.9)%
Other operating expenses	3.4%	4.1%	4.3%	3.7%	4.4%	(1.0)%	3.8%	4.3%	(0.5)%

Foreign currency effect on (3):
Net premiums	$—	$15	$1	$(3)	$(4)	$4	$15	$(24)	$39
Adjusted operating income before income taxes	$—	$2	$—	$—	$(1)	$1	$2	$(3)	$5

Assumed Life Reinsurance In Force (in billions)	$518.9	$522.6	$521.5	$507.9	$512.4	$6.5
Assumed New Business Production (in billions)	$13.9	$13.1	$12.8	$13.5	$13.1	$0.8	$27.0	$26.3	$0.7

Creditor reinsurance net premiums	$16	$16	$15	$16	$18	$(2)	$32	$37	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$44	$45	$45	$46	$45	$(1)	$89	$97	$(8)
Net investment income	71	62	61	58	58	13	133	109	24
Investment related gains, net	(2)	(1)	2	(1)	—	(2)	(3)	—	(3)
Other revenue	4	3	1	3	5	(1)	7	9	(2)
Total revenues	117	109	109	106	108	9	226	215	11

Benefits and expenses:
Adjusted claims and other policy benefits	91	93	92	92	93	(2)	184	184	—
Future policy benefits remeasurement gains	1	(1)	3	—	—	1	—	—	—
Policy acquisition costs and other insurance expenses	5	6	4	5	4	1	11	9	2
Other operating expenses	2	1	—	2	2	—	3	2	1
Total benefits and expenses	99	99	99	99	99	—	198	195	3

Adjusted operating income before income taxes	18	10	10	7	9	9	28	20	8
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$18	$10	$10	$7	$9	$9	$28	$20	$8

Foreign currency effect on (2):
Net premiums	$—	$2	$1	$(1)	$(1)	$1	$2	$(4)	$6
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$(1)	$1

Assumed Life Reinsurance In Force (in billions)	$6.0	$6.1	$6.2	$6.2	$6.3	$(0.3)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$568	$605	$583	$562	$573	$(5)	$1,173	$1,113	$60
Net investment income	35	35	37	30	32	3	70	62	8
Investment related losses, net	(1)	—	—	—	—	(1)	(1)	—	(1)
Other revenue	—	6	—	5	3	(3)	6	5	1
Total revenues	602	646	620	597	608	(6)	1,248	1,180	68

Benefits and expenses:
Adjusted claims and other policy benefits	509	543	542	516	533	(24)	1,052	1,016	36
Future policy benefits remeasurement (gains) losses	(1)	(10)	(10)	216	6	(7)	(11)	(2)	(9)
Policy acquisition costs and other insurance expenses	28	35	37	30	24	4	63	44	19
Other operating expenses	27	24	33	27	27	—	51	54	(3)
Total benefits and expenses	563	592	602	789	590	(27)	1,155	1,112	43

Adjusted operating income (loss) before income taxes	39	54	18	(192)	18	21	93	68	25
Notable items (1)	—	—	—	(222)	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$39	$54	$18	$30	$18	$21	$93	$68	$25

Loss and expense ratios:
Loss ratio (2)	89.4%	88.1%	91.3%	130.2%	94.1%	(4.7)%	88.7%	91.1%	(2.4)%
Policy acquisition costs and other insurance expenses	4.9%	5.8%	6.3%	5.3%	4.2%	0.7%	5.4%	4.0%	1.4%
Other operating expenses	4.8%	4.0%	5.7%	4.8%	4.7%	0.1%	4.3%	4.9%	(0.6)%

Foreign currency effect on (3):
Net premiums	$10	$43	$26	$18	$24	$(14)	$53	$21	$32
Adjusted operating income (loss) before income taxes	$—	$5	$1	$(7)	$1	$(1)	$5	$2	$3

Critical illness net premiums	$30	$39	$38	$33	$36	$(6)	$69	$68	$1

Assumed Life Reinsurance In Force (in billions)	$1,069.3	$1,074.4	$1,113.1	$1,125.7	$1,117.7	$(48.4)
Assumed New Business Production (in billions)	$44.6	$35.6	$38.6	$35.7	$34.1	$10.5	$80.2	$97.5	$(17.3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$346	$344	$263	$260	$247	$99	$690	$436	$254
Net investment income	146	137	135	106	109	37	283	194	89
Investment related gains (losses), net	2	(1)	(1)	—	4	(2)	1	3	(2)
Other revenue	15	15	14	21	7	8	30	16	14
Total revenues	509	495	411	387	367	142	1,004	649	355

Benefits and expenses:
Adjusted claims and other policy benefits	341	347	249	253	224	117	688	391	297
Future policy benefits remeasurement (gains) losses	1	(11)	6	(37)	(3)	4	(10)	(6)	(4)
Adjusted interest credited	6	8	6	7	7	(1)	14	13	1
Policy acquisition costs and other insurance expenses	4	3	3	3	2	2	7	3	4
Other operating expenses	24	20	24	21	21	3	44	42	2
Total benefits and expenses	376	367	288	247	251	125	743	443	300

Adjusted operating income before income taxes	133	128	123	140	116	17	261	206	55
Notable items (1)	—	—	—	24	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$133	$128	$123	$116	$116	$17	$261	$206	$55

Foreign currency effect on (2):
Net premiums	$2	$24	$12	$10	$14	$(12)	$26	$12	$14
Adjusted operating income before income taxes	$—	$8	$6	$5	$5	$(5)	$8	$5	$3

Assumed Life Reinsurance In Force (in billions)	$16.4	$16.9	$17.8	$18.8	$—	$16.4
Assumed New Business Production (in billions)	$—	$—	$—	$18.8	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$850	$860	$862	$880	$816	$34	$1,710	$1,593	$117
Net investment income	85	82	76	73	72	13	167	143	24
Investment related gains (losses), net	3	—	1	—	1	2	3	—	3
Other revenue	(1)	8	7	3	—	(1)	7	3	4
Total revenues	937	950	946	956	889	48	1,887	1,739	148

Benefits and expenses:
Adjusted claims and other policy benefits	722	726	750	761	701	21	1,448	1,372	76
Future policy benefits remeasurement (gains) losses	(5)	9	(26)	(41)	(8)	3	4	(26)	30
Policy acquisition costs and other insurance expenses	37	35	39	43	35	2	72	74	(2)
Other operating expenses	54	55	66	55	57	(3)	109	109	—
Total benefits and expenses	808	825	829	818	785	23	1,633	1,529	104

Adjusted operating income before income taxes	129	125	117	138	104	25	254	210	44
Notable items (1)	—	—	—	1	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$129	$125	$117	$137	$104	$25	$254	$210	$44

Loss and expense ratios:
Loss ratio (2)	84.4%	85.5%	84.0%	81.8%	84.9%	(0.5)%	84.9%	84.5%	0.4%
Policy acquisition costs and other insurance expenses	4.4%	4.1%	4.5%	4.9%	4.3%	0.1%	4.2%	4.6%	(0.4)%
Other operating expenses	6.4%	6.4%	7.7%	6.3%	7.0%	(0.6)%	6.4%	6.8%	(0.4)%

Foreign currency effect on (3):
Net premiums	$(4)	$18	$1	$3	$9	$(13)	$14	$(14)	$28
Adjusted operating income before income taxes	$(2)	$1	$1	$6	$2	$(4)	$(1)	$—	$(1)

Critical illness net premiums	$431	$436	$435	$414	$424	$7	$867	$822	$45

Assumed Life Reinsurance In Force (in billions)	$562.6	$581.7	$552.5	$546.1	$568.7	$(6.1)
Assumed New Business Production (in billions)	$8.1	$40.0	$21.5	$12.7	$14.5	$(6.4)	$48.1	$28.8	$19.3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$145	$150	$133	$96	$117	$28	$295	$229	$66
Net investment income	402	319	288	250	247	155	721	443	278
Investment related gains, net	17	12	12	13	10	7	29	17	12
Other revenue	11	14	12	6	—	11	25	6	19
Total revenues	575	495	445	365	374	201	1,070	695	375

Benefits and expenses:
Adjusted claims and other policy benefits	174	222	175	135	158	16	396	303	93
Future policy benefits remeasurement (gains) losses	40	(1)	(3)	(1)	(2)	42	39	(5)	44
Adjusted interest credited	154	140	130	107	93	61	294	177	117
Policy acquisition costs and other insurance expenses	73	58	44	42	36	37	131	63	68
Other operating expenses	14	11	12	11	12	2	25	21	4
Total benefits and expenses	455	430	358	294	297	158	885	559	326

Adjusted operating income before income taxes	120	65	87	71	77	43	185	136	49
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$120	$65	$87	$71	$77	$43	$185	$136	$49

Foreign currency effect on (2):
Net premiums	$(13)	$(4)	$(2)	$1	$7	$(20)	$(17)	$5	$(22)
Adjusted operating income before income taxes	$(7)	$(1)	$—	$—	$2	$(9)	$(8)	$1	$(9)

Assumed Life Reinsurance In Force (in billions)	$38.9	$37.9	$25.4	$24.9	$22.1	$16.8
Assumed New Business Production (in billions)	$1.4	$13.2	$1.7	$3.4	$3.2	$(1.8)	$14.6	$7.7	$6.9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Revenues:
Net investment income	$182	$149	$162	$151	$166	$16	$331	$295	$36
Investment related gains, net	2	1	3	1	3	(1)	3	6	(3)
Other revenue	38	29	29	29	18	20	67	23	44
Total revenues	222	179	194	181	187	35	401	324	77

Benefits and expenses:
Adjusted interest credited	44	44	47	47	45	(1)	88	92	(4)
Policy acquisition costs and other insurance income	(22)	(15)	(13)	(15)	(19)	(3)	(37)	(38)	1
Other operating expenses	134	117	120	109	103	31	251	202	49
Interest expense	101	98	98	98	90	11	199	170	29
Total benefits and expenses	257	244	252	239	219	38	501	426	75

Adjusted operating loss before income taxes	(35)	(65)	(58)	(58)	(32)	(3)	(100)	(102)	2
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(35)	$(65)	$(58)	$(58)	$(32)	$(3)	$(100)	$(102)	$2

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$2	$1	$—	$(1)	$(1)	$3	$3	$(2)	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
U.S. and Latin America:
Traditional	$165	$138	$222	$136	$4	$161	$303	$144	$159
Financial Solutions	154	118	103	100	97	57	272	164	108
Total U.S. and Latin America	319	256	325	236	101	218	575	308	267
Canada:
Traditional	38	38	54	43	28	10	76	60	16
Financial Solutions	18	10	10	7	9	9	28	20	8
Total Canada	56	48	64	50	37	19	104	80	24
Europe, Middle East and Africa:
Traditional	39	54	18	(192)	18	21	93	68	25
Financial Solutions	133	128	123	140	116	17	261	206	55
Total Europe, Middle East and Africa	172	182	141	(52)	134	38	354	274	80
Asia Pacific:
Traditional	129	125	117	138	104	25	254	210	44
Financial Solutions	120	65	87	71	77	43	185	136	49
Total Asia Pacific	249	190	204	209	181	68	439	346	93
Corporate and Other	(35)	(65)	(58)	(58)	(32)	(3)	(100)	(102)	2
Consolidated adjusted operating income before income taxes	761	611	676	385	421	340	1,372	906	466
Notable items (1)	—	—	—	(149)	—	—	—	—	—
Consolidated adjusted operating income excluding notable items before income taxes	$761	$611	$676	$534	$421	$340	$1,372	$906	$466

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025
Fixed maturity securities, available-for-sale - public (1)	$95,867	$94,438	$88,993	$88,064	$75,637
Fixed maturity securities, available-for-sale - private (1)	13,403	12,890	12,776	11,509	10,406
Equity securities	302	300	311	161	155
Mortgage loans	11,927	11,318	11,104	10,507	10,057
Policy loans	3,635	3,703	3,541	3,570	1,294
Funds withheld at interest	8,140	8,390	8,149	8,268	7,115
Limited partnerships and real estate joint ventures	4,109	4,093	3,747	3,648	3,338
Short-term investments	378	357	346	381	502
Other invested assets	1,585	1,525	1,514	1,496	1,397
Cash and cash equivalents	5,288	4,993	4,168	4,625	5,416
Total cash and invested assets	$144,634	$142,007	$134,649	$132,229	$115,317

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government (“Canadian government”), Japanese government and agencies (“Japanese government”), Korean government and agencies (“Korean government”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Average invested assets at amortized cost (1)	$50,179	$49,549	$49,080	$47,662	$45,664	$4,515	$49,550	$44,566	$4,984
Net investment income (1)	$656	$599	$630	$553	$595	$61	$1,255	$1,097	$158
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.33%	4.93%	5.23%	4.73%	5.31%	2 bps	5.13%	4.98%	15 bps
Variable investment income (“VII”) (included in net investment income) (1)	$63	$26	$55	$—	$59	$4	$89	$53	$36
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.96%	4.85%	4.98%	4.92%	4.98%	(2) bps	4.90%	4.94%	(4) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Investments Net of Funds Withheld

	June 30, 2026
	Total Investments	Funds Withheld	Assets Excluding Funds Withheld
Fixed maturity securities, available-for-sale	$109,270	$3,834	$105,436
Equity securities	302	3	299
Mortgage loans	11,927	802	11,125
Policy loans	3,635	—	3,635
Funds withheld at interest	8,140	1,322	6,818
Limited partnerships and real estate joint ventures	4,109	96	4,013
Short-term investments	378	8	370
Other invested assets	1,585	—	1,585
Total invested assets	$139,346	$6,065	$133,281

	December 31, 2025
	Total Investments	Funds Withheld	Assets Excluding Funds Withheld
Fixed maturity securities, available-for-sale	$101,769	$4,033	$97,736
Equity securities	311	2	309
Mortgage loans	11,104	821	10,283
Policy loans	3,541	—	3,541
Funds withheld at interest	8,149	1,360	6,789
Limited partnerships and real estate joint ventures	3,747	88	3,659
Short-term investments	346	9	337
Other invested assets	1,514	—	1,514
Total invested assets	$130,481	$6,313	$124,168

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	June 30, 2026
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$80,654	$224	$904	$4,507	$76,827	70.3%
Canadian government	4,711	—	301	85	4,927	4.5%
Japanese government	9,045	—	—	2,238	6,807	6.2%
Korean government	1,314	—	—	257	1,057	1.0%
ABS	7,214	22	48	180	7,060	6.5%
CMBS	2,515	—	22	59	2,478	2.3%
RMBS	1,903	—	19	78	1,844	1.7%
U.S. government	2,354	—	11	257	2,108	1.9%
State and political subdivisions	756	—	2	84	674	0.6%
Other foreign government	5,842	—	56	410	5,488	5.0%
Total fixed maturity securities	$116,308	$246	$1,363	$8,155	$109,270	100.0%

	December 31, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$72,736	$189	$1,142	$3,952	$69,737	68.5%
Canadian government	4,920	—	286	106	5,100	5.1%
Japanese government	6,516	—	1	1,816	4,701	4.6%
Korean government	1,407	—	1	96	1,312	1.3%
ABS	7,478	21	69	157	7,369	7.2%
CMBS	2,179	—	35	52	2,162	2.1%
RMBS	1,615	—	26	72	1,569	1.5%
U.S. government	3,508	—	27	248	3,287	3.3%
State and political subdivisions	737	—	2	79	660	0.6%
Other foreign government	6,168	—	83	379	5,872	5.8%
Total fixed maturity securities	$107,264	$210	$1,672	$6,957	$101,769	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2026				December 31, 2025
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$9,202	$9,017	11.7%	A-	$8,426	$8,352	12.0%	A-
Brokerage/asset managers/exchanges	2,027	1,894	2.5%	A-	1,835	1,738	2.5%	A-
Finance companies	1,634	1,596	2.1%	BBB+	1,132	1,114	1.6%	BBB+
Insurance	7,268	6,757	8.8%	A-	6,319	5,899	8.5%	A-
REITs	2,143	2,029	2.6%	A-	2,025	1,934	2.7%	A-
Other finance	1,795	1,594	2.1%	BBB+	1,630	1,452	2.1%	A-
Total financial institutions	$24,069	$22,887	29.8%		$21,367	$20,489	29.4%
Industrials
Basic	$3,139	$2,993	3.9%	BBB+	$3,033	$2,899	4.2%	BBB
Capital goods	3,821	3,665	4.8%	BBB+	3,598	3,463	5.0%	BBB+
Communications	4,776	4,428	5.8%	BBB+	4,523	4,276	6.1%	BBB+
Consumer cyclical	4,408	4,222	5.5%	A-	4,116	3,987	5.7%	BBB+
Consumer noncyclical	9,623	9,161	11.9%	BBB+	8,880	8,501	12.2%	BBB+
Energy	7,336	7,191	9.3%	BBB+	6,282	6,179	8.9%	BBB+
Technology	3,876	3,658	4.8%	A-	3,202	3,013	4.3%	BBB+
Transportation	4,170	3,965	5.2%	A-	4,088	3,904	5.6%	A-
Other industrial	1,926	1,862	2.4%	BBB-	1,659	1,617	2.3%	BBB
Total industrials	$43,075	$41,145	53.6%		$39,381	$37,839	54.3%
Utilities
Electric	$11,223	$10,675	13.8%	A-	$9,710	$9,279	13.3%	A-
Natural gas	1,713	1,599	2.1%	A-	1,639	1,544	2.2%	A-
Other utility	574	521	0.7%	BBB+	639	586	0.8%	BBB+
Total utilities	$13,510	$12,795	16.6%		$11,988	$11,409	16.3%
Total	$80,654	$76,827	100.0%	A-	$72,736	$69,737	100.0%	A-

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2026			March 31, 2026			December 31, 2025			September 30, 2025			June 30, 2025
NAIC Designation	Rating Agency Designation(1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$75,705	$70,051	64.1%	$75,437	$69,596	64.8%	$69,007	$64,571	63.4%	$67,158	$63,266	63.5%	$59,480	$55,147	64.1%
2	BBB	34,296	33,155	30.3%	33,252	31,702	29.5%	32,330	31,423	30.9%	31,446	30,627	30.8%	26,911	25,568	29.7%
3	BB	3,677	3,604	3.3%	4,436	4,371	4.1%	4,815	4,823	4.8%	4,753	4,719	4.7%	4,421	4,353	5.1%
4	B	2,040	2,043	1.9%	1,334	1,269	1.2%	714	632	0.6%	807	758	0.8%	802	793	0.9%
5	CCC	491	359	0.3%	393	318	0.3%	356	294	0.3%	267	184	0.2%	244	165	0.2%
6	In or near default	99	58	0.1%	124	72	0.1%	42	26	—%	30	19	—%	30	17	—%
	Total	$116,308	$109,270	100.0%	$114,976	$107,328	100.0%	$107,264	$101,769	100.0%	$104,461	$99,573	100.0%	$91,888	$86,043	100.0%

(1) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2026			March 31, 2026			December 31, 2025			September 30, 2025			June 30, 2025
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimate Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,217	$2,214	19.5%	$2,462	$2,449	21.9%	$2,486	$2,481	22.4%	$2,711	$2,707	25.5%	$2,461	$2,455	25.6%
ABS, excluding CLOs	4,997	4,846	42.5%	4,974	4,832	43.3%	4,992	4,888	44.0%	4,290	4,165	39.3%	3,699	3,561	37.0%
Total ABS	7,214	7,060	62.0%	7,436	7,281	65.2%	7,478	7,369	66.4%	7,001	6,872	64.8%	6,160	6,016	62.6%
CMBS	2,515	2,478	21.8%	2,367	2,335	20.9%	2,179	2,162	19.5%	2,026	1,992	18.8%	2,129	2,076	21.6%
RMBS
Agency	343	305	2.7%	351	314	2.9%	359	324	2.9%	416	381	3.6%	377	337	3.5%
Non-agency	1,560	1,539	13.5%	1,248	1,229	11.0%	1,256	1,245	11.2%	1,377	1,359	12.8%	1,216	1,185	12.3%
Total RMBS	1,903	1,844	16.2%	1,599	1,543	13.9%	1,615	1,569	14.1%	1,793	1,740	16.4%	1,593	1,522	15.8%
Total	$11,632	$11,382	100.0%	$11,402	$11,159	100.0%	$11,272	$11,100	100.0%	$10,820	$10,604	100.0%	$9,882	$9,614	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of June 30, 2026
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$23,623	$453	$21,809	$3,953	$45,432	$4,406
Canadian government	548	9	584	76	1,132	85
Japanese government	2,700	126	3,976	2,112	6,676	2,238
Korean government	690	159	295	98	985	257
ABS	2,702	23	1,164	136	3,866	159
CMBS	870	9	643	48	1,513	57
RMBS	707	5	525	73	1,232	78
U.S. government	779	4	482	253	1,261	257
State and political subdivisions	170	5	391	79	561	84
Other foreign government	1,739	43	1,671	367	3,410	410
Total investment grade securities	$34,528	$836	$31,540	$7,195	$66,068	$8,031

Below investment grade securities:
Corporate	$1,009	$32	$331	$58	$1,340	$90
ABS	241	20	19	1	260	21
Other foreign government	—	—	—	—	—	—
Total below investment grade securities	$1,250	$52	$350	$59	$1,600	$111
Total fixed maturity securities	$35,778	$888	$31,890	$7,254	$67,668	$8,142

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$10,591	$255	$22,666	$3,635	$33,257	$3,890
Canadian government	1,096	34	426	72	1,522	106
Japanese government	1,274	209	3,351	1,607	4,625	1,816
Korean government	1,145	92	78	4	1,223	96
ABS	2,324	15	1,149	141	3,473	156
CMBS	—	—	705	50	705	50
RMBS	—	—	562	72	562	72
U.S. government	406	1	542	247	948	248
State and political subdivisions	73	1	451	78	524	79
Other foreign government	1,382	26	1,901	350	3,283	376
Total investment grade securities	$18,291	$633	$31,831	$6,256	$50,122	$6,889

Below investment grade securities:
Corporate	$652	$25	$258	$31	$910	$56
ABS	19	1	—	—	19	1
Other foreign government	—	—	13	3	13	3
Total below investment grade securities	$671	$26	$271	$34	$942	$60
Total fixed maturity securities	$18,962	$659	$32,102	$6,290	$51,064	$6,949

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(14)	$(22)	$(49)	$(28)	$(29)	$15	$(36)	$(35)	$(1)
Impairments on fixed maturity securities	—	(1)	—	(1)	(2)	2	(1)	(2)	1
Realized gains on investment activity	36	59	48	96	30	6	95	66	29
Realized losses on investment activity	(124)	(165)	(118)	(65)	(65)	(59)	(289)	(152)	(137)
Net gains (losses) on fixed maturity securities available-for-sale	(102)	(129)	(119)	2	(66)	(36)	(231)	(123)	(108)

Net gains (losses) on equity securities	(3)	(14)	1	5	3	(6)	(17)	2	(19)
Change in mortgage loan allowance for credit losses	(12)	2	(4)	(6)	(18)	6	(10)	(14)	4
Limited partnerships and real estate joint venture impairment losses	(7)	(22)	(19)	(1)	(16)	9	(29)	(21)	(8)
Change in fair value of certain limited partnership investments	(42)	6	(8)	9	6	(48)	(36)	(1)	(35)
Other change in allowance for credit losses and impairments	(3)	—	2	1	(3)	—	(3)	(4)	1
Other, net	6	—	8	4	(3)	9	6	(2)	8
Freestanding derivatives (1):
Interest rate swaps	(2)	6	(5)	1	(1)	(1)	4	5	(1)
Interest rate options	—	—	(1)	(2)	(1)	1	—	(1)	1
Total return swaps	3	(6)	(2)	16	6	(3)	(3)	—	(3)
Foreign currency swaps	6	1	7	6	(2)	8	7	(5)	12
Foreign currency forwards	(38)	(25)	(54)	(40)	40	(78)	(63)	62	(125)
Foreign currency options	(2)	(1)	(2)	(2)	(2)	—	(3)	(3)	—
Equity options	82	(28)	17	30	11	71	54	5	49
Equity futures	(25)	6	(3)	(13)	(21)	(4)	(19)	(12)	(7)
Credit default swaps	69	(17)	21	33	21	48	52	3	49
Credit default index swaps options	(2)	—	(1)	—	—	(2)	(2)	—	(2)
CPI swaps	(3)	7	—	3	(1)	(2)	4	(6)	10
Total freestanding derivatives	88	(57)	(23)	32	50	38	31	48	(17)
Embedded derivatives	(1)	44	27	(33)	3	(4)	43	(8)	51
Net gains (losses) on total derivatives	87	(13)	4	(1)	53	34	74	40	34

Total investment related gains (losses), net	$(76)	$(170)	$(135)	$13	$(44)	$(32)	$(246)	$(123)	$(123)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
U.S. and Latin America Traditional
Income before income taxes	$183	$139	$201	$123	$29	$154	$322	$178	$144
Investment and derivative gains (1)	1	—	3	—	—	1	1	—	1
Funds withheld losses - investment income	—	—	—	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(19)	(1)	18	13	(25)	6	(20)	(34)	14
Other	—	—	—	—	—	—	—	—	—
Adjusted operating income before income taxes	165	138	222	136	4	161	303	144	159
Notable items (2)	—	—	—	39	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$165	$138	$222	$97	$4	$161	$303	$144	$159

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$131	$191	$45	$37	$(17)	$148	$322	$17	$305
Market risk benefits remeasurement (gains) losses	(26)	22	(3)	(1)	(17)	(9)	(4)	12	(16)
Investment and derivative (gains) losses (1)	27	(9)	82	15	95	(68)	18	78	(60)
Change in fair value of funds withheld embedded derivatives (1)	31	(86)	(25)	38	22	9	(55)	42	(97)
Funds withheld (gains) losses - investment income	(6)	(3)	(2)	(2)	(3)	(3)	(9)	(4)	(5)
Derivatives - interest credited	—	3	2	1	5	(5)	3	10	(7)
Other (3)	(3)	—	4	12	12	(15)	(3)	9	(12)
Adjusted operating income before income taxes	154	118	103	100	97	57	272	164	108
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$154	$118	$103	$100	$97	$57	$272	$164	$108

Canada Traditional
Income before income taxes	$37	$37	$53	$41	$25	$12	$74	$57	$17
Investment and derivative (gains) losses (1)	1	1	1	—	—	1	2	—	2
Investment income - non-operating funds withheld at interest	—	—	—	2	1	(1)	—	1	(1)
Other	—	—	—	—	2	(2)	—	2	(2)
Adjusted operating income before income taxes	38	38	54	43	28	10	76	60	16
Notable items (2)	—	—	—	9	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$38	$38	$54	$34	$28	$10	$76	$60	$16

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change

Canada Financial Solutions
Income before income taxes	$18	$10	$11	$11	$9	$9	$28	$21	$7
Investment and derivative (gains) losses (1)	—	—	(1)	(4)	—	—	—	(1)	1
Adjusted operating income before income taxes	18	10	10	7	9	9	28	20	8
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$18	$10	$10	$7	$9	$9	$28	$20	$8

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$42	$60	$18	$(190)	$16	$26	$102	$66	$36
Investment and derivative losses (1)	—	(6)	—	—	—	—	(6)	—	$(6)
Other	(3)	—	—	(2)	2	(5)	(3)	2	(5)
Adjusted operating income (loss) before income taxes	39	54	18	(192)	18	21	93	68	25
Notable items (2)	—	—	—	(222)	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$39	$54	$18	$30	$18	$21	$93	$68	$25

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$149	$95	$133	$132	$109	$40	$244	$183	$61
Investment and derivative losses (1)	6	(9)	10	7	8	(2)	(3)	22	(25)
Change in fair value of funds withheld embedded derivatives (1)	(38)	43	(20)	(18)	—	(38)	5	—	5
Investment income - non-operating funds withheld at interest	16	(1)	—	19	(1)	17	15	1	14
Investment (income) loss on unit-linked variable annuities	—	1	(1)	1	—	—	1	—	1
Interest credited on unit-linked variable annuities	—	(1)	1	(1)	—	—	(1)	—	(1)
Adjusted operating income before income taxes	133	128	123	140	116	17	261	206	55
Notable items (2)	—	—	—	24	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$133	$128	$123	$116	$116	$17	$261	$206	$55

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2026	2026	2025	2025	2025	Quarter	2026	2025	Change
Asia Pacific Traditional
Income before income taxes	$123	$125	$118	$140	$102	$21	$248	$208	$40
Investment and derivative (gains) losses (1)	7	—	—	—	—	7	7	—	7
Other	(1)	—	(1)	(2)	2	(3)	(1)	2	(3)
Adjusted operating income before income taxes	129	125	117	138	104	25	254	210	44
Notable items (2)	—	—	—	1	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$129	$125	$117	$137	$104	$25	$254	$210	$44

Asia Pacific Financial Solutions
Income (loss) before income taxes	$132	$16	$53	$87	$89	$43	$148	$120	$28
Investment and derivative (gains) losses (1)	(29)	56	54	(8)	(21)	(8)	27	4	23
Change in fair value of funds withheld embedded derivatives (1)	27	—	—	—	—	27	27	—	27
Other	(10)	(7)	(20)	(8)	9	(19)	(17)	12	(29)
Adjusted operating income before income taxes	120	65	87	71	77	43	185	136	49
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$120	$65	$87	$71	$77	$43	$185	$136	$49

Corporate and Other
Loss before income taxes	$(210)	$(232)	$(122)	$(61)	$(21)	$(189)	$(442)	$(140)	$(302)
Investment and derivative losses (1)	168	165	48	(11)	(5)	173	333	45	288
Investment income - non-operating funds withheld at interest	—	—	—	—	1	(1)	—	—	—
Interest expense on uncertain tax positions	—	1	—	—	—	—	1	—	1
Derivatives - interest credited	—	—	—	—	(3)	3	—	2	(2)
Other	7	1	16	14	(4)	11	8	(9)	17
Adjusted operating loss before income taxes	(35)	(65)	(58)	(58)	(32)	(3)	(100)	(102)	2
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(35)	$(65)	$(58)	$(58)	$(32)	$(3)	$(100)	$(102)	$2

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025

RGA, Inc. shareholders’ equity	$13,694	$13,294	$13,461	$12,978	$12,053
Less effect of AOCI:
Accumulated currency translation adjustments	119	101	121	83	130
Unrealized (depreciation) appreciation of securities	(6,097)	(6,466)	(4,807)	(4,199)	(4,897)
Effect of updating discount rates on future policy benefits	8,328	8,680	7,372	6,682	6,533
Change in instrument-specific credit risk for market risk benefits	—	4	2	1	3
Pension and postretirement benefits	(2)	(5)	(6)	(15)	(17)
RGA, Inc. shareholders’ equity, excluding AOCI	11,346	10,980	10,779	10,426	10,301
Year-to-date notable items, net of tax	—	—	(114)	(114)	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$11,346	$10,980	$10,893	$10,540	$10,301

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2026	2026	2025	2025	2025

Book value per share	$209.73	$202.93	$205.63	$197.52	$182.37
Less effect of AOCI:
Accumulated currency translation adjustment	1.82	1.54	1.85	1.27	1.96
Unrealized (depreciation) appreciation of securities	(93.36)	(98.70)	(73.42)	(63.89)	(74.10)
Effect of updating discount rates on future policy benefits	127.54	132.50	112.61	101.69	98.85
Change in instrument-specific credit risk for market risk benefits	—	0.06	0.03	0.01	0.05
Pension and postretirement benefits	(0.04)	(0.07)	(0.10)	(0.23)	(0.26)
Book value per share, excluding AOCI	173.77	167.60	164.66	158.67	155.87
Less effect of B36:	(0.34)	(0.32)	(0.84)	(1.16)	(0.76)
Book value per share, excluding AOCI and B36	$174.11	$167.92	$165.50	$159.83	$156.63

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (the “Company”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of the Company and its subsidiaries.
Non-GAAP Financial Measures
The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of the Company’s operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•the Company’s non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within adjusted claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations;

as any of the above items can be volatile and may not reflect the underlying performance of the Company’s businesses. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and is presented in our financial statement footnotes in our periodic reports in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items that the Company believes may not be indicative of its ongoing operating performance, which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.
3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.    Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on the Company’s investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items;
•Shareholders’ average equity position excluding AOCI, B36 and notable items; and
•Book value per share, excluding AOCI and B36;

5. Adjusted operating return on equity and adjusted operating return on equity, excluding notable items. Adjusted operating return on equity is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI, and adjusted operating return on equity, excluding notable items, is calculated as adjusted operating income, excluding notable items, divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, the fact that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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